UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2010

The Spectranetics Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19711	84-0997049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9965 Federal Drive

Colorado Springs, Colorado 80921

(Address of Principal Executive Offices) (Zip Code)

(719) 633-8333

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 5, 2010, Emile J. Geisenheimer provided notice to the Board of Directors of The Spectranetics Corporation (the “Company”) that he intends to retire from his positions as President and Chief Executive Officer of the Company and Chairman of the Board of Directors, effective November 1, 2010.  Mr. Geisenheimer will remain a member of the Board of Directors of the Company.

Spectranetics’ Board of Directors has appointed an Executive Committee of the Board to work directly with the Company’s management while it initiates a search for Mr. Geisenheimer’s replacement.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

99.1         Press release issued by The Spectranetics Corporation on October 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Spectranetics Corporation
(registrant)

Date: October 7, 2010	By:	/s/ Guy A. Childs
Guy A. Childs
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.

99.1	Press release issued by The Spectranetics Corporation on October 7, 2010.